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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                -----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2000


                              The Titan Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     1-6035                 95-2588754
   --------------------------------  ----------------      ---------------------
     (State or other jurisdiction      (Commission             (IRS Employer
          of incorporation              File Number)         Identification No.)


     3033 Science Park Road, San Diego, California                  92121
   -------------------------------------------------             ------------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (858) 552-9500


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Effective June 26, 2000, V T Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of The Titan Corporation
(the "Registrant"), merged (the "Merger") with and into AverStar, Inc., a
Delaware corporation ("AverStar"), pursuant to an Agreement and Plan of Merger, dated as of March 24, 2000, among the Registrant, Merger Sub and AverStar (the
"Merger Agreement"). AverStar was the surviving corporation in the Merger and became a wholly-owned subsidiary of the Registrant. A copy of the press release announcing the consummation of the Merger is filed as Exhibit 99.1 to this report.

                  At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock, par value $.01 per share, of AverStar (the "AverStar Common Stock") other than AverStar Common Stock, if any, held in the treasury of AverStar, which was canceled) was converted into the right to receive 0.414 (the "Exchange Ratio") of a share of common stock, par value $.01 per share of the Registrant (the "Titan Common Stock").
Pursuant to the Merger Agreement, the Exchange Ratio was equal to $18.22 divided by $44.00. The final determination of the Exchange Ratio was based on the average of the closing sale prices of the Titan Common Stock on the New
York Stock Exchange for the ten trading days ending on June 22, 2000. No fractional shares of Titan Common Stock will be issued in connection with the Merger. Instead, fractional shares will be rounded up or down to the nearest whole share of Titan Common Stock. In connection with the Merger, holders of AverStar Common Stock immediately before the Merger will receive Titan Common
Stock representing approximately 5.31% of the Titan Common Stock outstanding after giving effect to the Merger.

                  At the Effective Time, the Registrant assumed the obligations of AverStar with respect to each option to purchase AverStar Common Stock outstanding under the AverStar long-term incentive plan immediately before the Merger. In connection with the Merger, each assumed option was converted into an option to purchase, on the same terms and conditions as were applicable to such options, that number of shares of Titan Common Stock reflecting an adjustment of the exercise prices of the assumed options based on the Exchange Ratio.

                  The Registrant will account for the Merger as a pooling of interests in accordance with generally accepted accounting principles. The
Registrant expects that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

                  The Registrant's Registration Statement on Form S-4
(Registration No. 333-35188), as amended by pre-effective Amendment No. 1, which was declared effective by the Securities and Exchange Commission on May 24, 2000
(as amended, the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and AverStar. Such information in the Registration Statement includes, but is not limited to, information regarding the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationship between AverStar and the Registrant, any affiliate, director or officer of the Registrant or any associate of any such director or officer, the nature of the


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Registrant's business and AverStar's business and the Registrant's intended use of the assets acquired in the Merger. A copy of the Registration Statement is filed as Exhibit 99.2 to this report.

ITEM 5.           OTHER EVENTS

                  In accordance with the Merger Agreement, Michael B. Alexander, who served as the Chairman and Chief Executive Officer of AverStar before the Merger, was elected to the Registrant's Board of Directors following the Effective Time.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Businesses Acquired. The financial statements of AverStar included in this Current Report on Form 8-K are as follows:

                  (1)      Report of Independent Auditors;

                  (2) Audited consolidated balance sheets as of December 31, 1999 and 1998;

                  (3) Audited consolidated statements of operations for the years ended December 31, 1999 and 1998 and for the ten-month period ended December 31, 1997;

                  (4) Audited consolidated statements of cash flows for the years ended December 31, 1999 and 1998 and for the ten-month period ended December 31, 1997;

                  (5) Audited consolidated statements of changes in redeemable common stock and stockholders' equity at December 31, 1999, 1998 and 1997;

                  (6)      Notes to audited consolidated financial statements

                  (7) Unaudited consolidated balance sheets as of March 31, 2000 and December 31, 1999;

                  (8) Unaudited consolidated statements of operations for the three months ended March 31, 2000 and 1999;

                  (9) Unaudited consolidated statements of cash flows for the three months ended March 31, 2000 and 1999;

                  (10) Unaudited consolidated statement of changes in redeemable common stock and stockholders' equity at March 31, 2000; and

                  (11)     Notes to unaudited consolidated financial statements.

                  (b) Pro Forma Financial Information. The pro forma financial information of the Registrant and AverStar included in this Current Report on Form 8-K are as follows:

                  (1)      Unaudited Pro Forma Condensed Combined Statements of
                           Operations for the years ended December 31, 1999, 1998 and 1997;

                  (2)      Unaudited Pro Forma Combined Balance Sheet as of
                           December 31, 1999;


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                  (3)      Unaudited Pro Forma Condensed Combined Statement of
                           Operations for the three months ended March 31, 2000;

                  (4)      Unaudited Pro Forma Combined Balance Sheet as of
                           March 31, 2000; and

                  (5)      Notes to Unaudited Pro Forma Combined Financial
                           Statements.


                  The pro forma financial information of the Registrant included in this Current Report on Form 8-K are as follows:

                  (1)      Unaudited Pro Forma Condensed Combined Statement of
                           Operations for the year ended December 31, 1999; and

                  (2)      Notes to Unaudited Pro Form Condensed Combined
                           Financial Statements.


                  (c)      Exhibits

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

       Exhibit No.                           Description
       -----------                           -----------
           2.1             Agreement and Plan of Merger, dated as of March 24,
                           2000, among The Titan Corporation (the "Registrant"),
                           V T Acquisition Corp. and AverStar, Inc. ("AverStar")
                           (included in Exhibit 2.1 to the Registrant's
                           Pre-Effective Amendment No. 1 to Registration
                           Statement on Form S-4 (No. 333-35188)).

           23.1            Consent of Arthur Andersen LLP, Independent Public
                           Accountants, with respect to the Registrant.

           23.2 Consent of Ernst & Young LLP, Independent Auditors, with respect to AverStar.

           23.3            Consent of Arthur Andersen LLP, Independent Public
                           Accountants, with respect to Advanced Communication
                           Systems, Inc.

           23.4            Consent of Arthur Andersen LLP, Independent Public
                           Accountants, with respect to Transnational Parnters, II, LLC.

           23.5            Consent of Arthur Andersen LLP, Independent Public
                           Accountants, with respect to JB Systems, Inc.

           23.6 Consent of Ernst & Young LLP, Independent Auditors, with respect to Assist Cornerstone Technologies, Inc.

           23.7 Consent of KPMG LLP, Independent Public Accountants, with respect to SFG Technologies, Inc.



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

           99.1            Press Release dated June 27, 2000.

           99.2            The Registrant's Pre-Effective Amendment No. 1 to
                           Registration Statement on Form S-4 (No. 333-35188).

           99.3 AverStar's Financial Statements (included in the Registrant's Pre-Effective Amendment No. 1 to
                           Registration Statement on Form S-4 (No. 333-35188)).

           99.4            The Registrant's and AverStar's Pro Forma Financial
                           Statements (included in the Registrant's
                           Pre-Effective Amendment No. 1 to Registration
                           Statement on Form S-4 (No. 333-35188)).

           99.5            The Registrant's Pro Forma Financial Statements
                           (included in the Registrant's Pre-Effective Amendment
                           No. 1 to Registration Statement on Form S-4 (No.
                           333-35188)).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 THE TITAN CORPORATION

                                        By:      /s/ Nicholas J. Costanza
                                                 ------------------------------
                                                 Nicholas J. Costanza
                                                 Executive Vice President and
                                                   General Counsel

Date: July 11, 2000


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